Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Dwango North America Corp. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rick Hennessey
Rick Hennessey
Chief Executive Officer

Dated: November 19, 2004

/s/ J. Paul Quinn
J. Paul Quinn
Chief Financial Officer

Dated: November 19, 2004